UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2004

LookSmart, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	000-26357	13-3904355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Second Street, San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

(415) 348-7000

Registrant’s telephone number, including area code

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated July 29, 2004.

Item 12. Results of Operations and Financial Condition

The information in Items 7 and 12 of this Current Report is being “filed” (not furnished).

On July 29, 2004, LookSmart announced its financial results for the fiscal quarter ended June 30, 2004 and certain other information. A copy of LookSmart’s press release announcing these financial results and certain other information is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release attached as an exhibit to this report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company’s business and other matters contained in the press release are “forward-looking” rather than “historic.” The press release also states that a more thorough discussion of certain factors which may affect the Company’s operating results is included, among other sections, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and its other public filings, which are on file with the SEC and available at the SEC’s website (http://www.sec.gov), and will also be included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 to be filed with the SEC in the third quarter of 2004.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LookSmart, Ltd.
(Registrant)

July 29, 2004 Date	/s/ William Lonergan
William Lonergan, Chief Financial
Officer